UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): August 31, 2015

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.05 AMENDMENT TO REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

On August 31, 2015, Empire Global Corp.'s (the "Company") board of directors (the "Board") adopted an amendment to the Company's Code of Ethics, a copy of which is filed herewith as Exhibit 14.1 and is incorporated by reference into this Item 5.05 of this Current Report. The Company's Code of Ethics was first adopted on December 31, 2005 and was filed as an exhibit to our Annual Report on Form 10-K on April 18, 2006. The August 31, 2015 amendment updates the entirety of the Code of Ethics and adds a Whistleblower Policy and a Political Contribution Policy section which were not previously included. The amendment also expands on the Company's other Code of Ethics sections such as the confidentiality and compliance with laws, rules and regulations sections.


Item 8.01 OTHER EVENTS

On August 31, 2015, our Board, in addition to amending the Company's Code of Ethics as described in Item 5.05 above, also adopted Corporate Governance Guidelines to assist the Board in fulfilling its oversight responsibilities in reviewing financial information, systems of internal control, and the Company's audit and financial reporting processes. Copies of the Corporate Governance Guidelines which were adopted are filed herewith as Exhibits 99.1 through 99.18 and are incorporated herein by reference into this Item 8.01 of this Current Report.

Copies of the Corporate Governance guidelines and amended Code of Ethics are also available on the Company's website www.emglcorp.com, under "Investor Relations."


Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) The following exhibits are filed with this report:

Exhibit Number    Description
---------------   -------------------------------------------------------------
14.1              Code of Business Conduct
99.1              Board Mandate
99.2              Individual Director Mandate
99.3              Audit Committee Charter
99.4              Audit Committee Chair Position Description
99.5              Compensation Committee Charter
99.6              Compensation Committee Chair Position Description
99.7              Corporate Governance Committee & Nominating Committee Charter
99.8              Corporate Governance Committee Chair Position Description
99.9              Chairman of the Board Position Description
99.10             President & CEO Position Description
99.11             Policy for the Prevention of Money Laundering
99.13             Improper Payments Policy
99.14             Respectful Workplace Policy
99.15             Disclosure Policy
99.16             Insider Trading Policy
99.17             Business Practices Policy
99.18             Responsible Gaming - Gioco Responsabile Policy


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  September 03, 2015.                  EMPIRE GLOBAL CORP.


                                     Per: /s/ MICHELE CIAVARELLA, B.SC
                                         ------------------------------
                                          MICHELE CIAVARELLA
                                          Chairman of the Board
                                          Chief Executive Officer